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                                                                    EXHIBIT 21.1

          LIST OF SUBSIDIARIES OF GENERAL MARITIME SHIP HOLDINGS LTD.


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                                                                   JURISDICTION OF
NAME OF SUBSIDIARY                                            INCORPORATION/ORGANIZATION
Ajax Limited Partnership                                      Cayman Islands
Ajax II, L.P.                                                 Cayman Islands
Alta Ltd.                                                     Cayman Islands
Boss, L.P.                                                    Cayman Islands
Boss Ltd.                                                     Cayman Islands
General Maritime I, L.P.                                      Cayman Islands
General Maritime II, L.P.                                     Cayman Islands
Genmar Agamemnon Ltd.                                         Cayman Islands
Genmar Ajax Corporation                                       Marshall Islands
Genmar Ajax Ltd.                                              Cayman Islands
Genmar Ajax II Corporation                                    Marshall Islands
Genmar Alexandra Ltd.                                         Cayman Islands
Genmar Boss Corporation                                       Marshall Islands
Genmar Constantine Ltd.                                       Cayman Islands
Genmar Corporation                                            Marshall Islands
Genmar Gabriel Ltd.                                           Cayman Islands
Genmar Harriet Corporation                                    Marshall Islands
Genmar Hector Ltd.                                            Cayman Islands
Genmar Kentucky Ltd.                                          Malta
Genmar Leonidas Ltd.                                          Marshall Islands
Genmar Macedon Ltd.                                           Cayman Islands
Genmar Maritime I Corporation                                 Marshall Islands
Genmar Maritime II Corporation                                Marshall Islands
Genmar Minotaur Ltd.                                          Cayman Islands
Genmar Nestor Ltd.                                            Marshall Islands
Genmar Pacific Corporation                                    Marshall Islands
Genmar Pericles Ltd.                                          Cayman Islands
Genmar Spartiate Ltd.                                         Cayman Islands
Genmar West Virginia Ltd.                                     Malta
Genmar Zoe Ltd.                                               Cayman Islands
GMC Administration Ltd.                                       Cayman Islands
Harriet Ltd.                                                  Cayman Islands
Harriet, L.P.                                                 Cayman Islands
Nord Ltd.                                                     Cayman Islands
Pacific Tankship, L.P.                                        Cayman Islands
Pacific Tankship Ltd.                                         Cayman Islands
Stavanger Prince Ltd.                                         Marshall Islands
Stavanger Sun Ltd                                             Cayman Islands
United Overseas Tankers, Ltd.                                 Liberia
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